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                                                                    EXHIBIT 99.2

                           CERTIFICATE OF DESIGNATIONS
                                     OF THE
                         8% CONVERTIBLE PREFERRED STOCK
                                ($6.00 PAR VALUE)

                                       OF

                                 PAWNMART, INC.

                           -------------------------

                         Pursuant to section 151 of the
                General Corporation Law of the State of Delaware

                           -------------------------

         The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted on August 18, 1999, by the Board of Directors (the "BOARD") of PawnMart, Inc., a Delaware corporation (the "CORPORATION"), acting pursuant to the provisions of section 141(c) of the General Corporation Law of the State of
Delaware:

                  RESOLVED, that pursuant to authority expressly granted to and vested in the Board by provisions of the Certificate of Incorporation of the Corporation, as amended (the "CERTIFICATE OF INCORPORATION"), the issuance of a series of Preferred Stock, par value $6.00 per share, which shall consist of 416,667 shares of Preferred Stock designated as 8% Convertible Preferred Stock, be, and the same hereby is, authorized, and the Board hereby fixes the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation that may be applicable to the Preferred Stock) as follows:

Section 1.  Designation; Amount.

         The designation of such series of the Preferred Stock authorization by this resolution shall be the 8% Convertible Preferred Stock (the "8% PREFERRED STOCK"). The maximum number of shares of 8% Preferred Stock shall be 416,667.



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Section 2.  Dividends.

         2.01 Dividend Amount. Holders of shares of 8%Preferred Stock will be entitled to receive, when and as declared by the Board out of assets of the Corporation legally available for payment, an annual dividend at the rate of 8 percent per annum, on the stated liquidated preference ($6.00 per share) (the "DIVIDEND RATE"), payable in arrears in quarterly installments on last day of each month of such applicable quarter (each a "DIVIDEND PAYMENT DATE"). Dividends on the 8% Preferred Stock will be cumulative and shall accrue from the date of issuance of each such share. Dividends will be payable to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 20 days nor less than ten (10) days preceding the payment dates thereof, as may be fixed by the Board. The holders of shares of the 8% Preferred Stock shall not be entitled to any dividends other than cash dividends as provided for in this Section 2. Any dividends not declared or paid to holders of 8% Preferred Stock when due, because the Corporation lacks the legal surplus and the use of corporate funds for payment of the dividend would result in liability of directors or officers of the Corporation, or because the use of the corporate funds for payment of such dividends is otherwise prohibited by law or contract, then such dividends shall remain payable until such time that the Corporation shall have the legal surplus to pay such dividends and/or is no longer contractually prohibited from making such payment. At the time the Corporation shall have such legal surplus and/or is no longer contractually prohibited from making such payment, the dividends shall become immediately due and payable.

         2.02 Restrictions on Other Dividends. Unless full cumulative dividends on the 8% Preferred Stock have been paid, no dividends other than in Common Stock (as hereinafter defined) of the Corporation may be paid or declared and set aside for payment or other distribution made upon the Common Stock or on any other stock of the Corporation ranking junior to the 8% Preferred Stock as to dividends. Dividends payable for any partial dividend period shall be calculated on the basis of a three hundred sixty-day (360-day) year of twelve (12) thirty-day (30-day) months.

Section 3. Liquidation Rights.

         The shares of 8% Preferred Stock shall rank prior to the shares of Common Stock and the shares of any other class of stock of the Corporation ranking junior to the 8% Preferred Stock upon liquidation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the 8% Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such junior stock, an amount equal to $6.00 per share (the "LIQUIDATION PREFERENCE" of a share of 8% Preferred Stock). After payment of the full amount of the Liquidation Preference and such dividends, the holders of shares of 8% Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of 8% Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts that would be payable on such shares if



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all amounts payable thereon were payable in full. For the purposes hereof, neither a consolidation or merger of the Corporation with or into any other corporation, nor a merger of any other corporation with or into the Corporation, nor a sale or transfer of all or any part of the Corporation's assets for cash or securities shall be considered a liquidation, dissolution or winding up of the Corporation.

4. Conversion Rights.

Section 4.01  Conversion Rights

         (a)      Conversion Privilege.

         Subject to and upon compliance with the provisions of Section 4, each share of 8% Preferred Stock shall, at the option of the holder, be convertible as follows:

         (i) No share of 8% Preferred Stock shall be convertible until after 18 months after the date of issuance.

         (ii) after 18 months from the date of issuance until 36 months from the date of issuance of the share of 8% Preferred Stock, each share of 8% Preferred Stock shall be convertible, into that number of fully paid and non-assessable shares of Common Stock obtained by dividing six dollars ($6.00) per share of 8% Preferred Stock being converted by the Conversion Price, determined as hereinafter provided, and by surrender of such shares so to be converted, such surrender to be made in the manner provided in Section 4.02; provided, however, that the right to convert shares called for redemption pursuant to
                  Section 7 shall terminate at the close of business on the fifth (5th) business day prior to the date fixed for such redemption, unless the Corporation shall default in making payment of the amount payable upon such redemption. The price at which Common Stock shall be delivered upon conversion in accordance with this Section 4(a)(ii) (the "CONVERSION PRICE") shall be the lower of:

                           (a)      Six Dollars ($6.00), or

                           (b) 80 percent of the average closing sale price of the Common Stock for the immediately preceding 25 trading days of the Common Stock on the NASDAQ market (or, if not listed on the NASDAQ market, the Corporations primary trading market). As used herein, the term "Common Stock" shall mean the common stock, $.01 par value, of the Corporation as the same exists at the date of this Certificate of Designations or as such stock may be constituted from time to time; and

         (iii) after 36 months from the date of issuance, each share of 8% Preferred Stock shall be convertible, into that number of fully paid and non-assessable shares of Common


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                  Stock obtained by dividing (X) six dollars ($6.00) per share of 8% Preferred Stock being converted by (Y) an amount equal to 66 2/3 percent of the average closing sale price of the Common Shares for the immediately preceding 25 trading days of the Common Shares on the NASDAQ market (or, if not listed on the NASDAQ market, on the Corporations primary trading market).

         (b) Mandatory Conversion. Each share of 8% Preferred Stock shall automatically be converted into shares of Common Stock at the then-effective Conversion Price immediately upon the date specified by the vote or written consent or agreement of holders of a majority of the shares of such series.

Section 4.02  Conversion Procedure.

         To convert shares of 8% Preferred Stock, a Holder must:

         (1) deliver a completed and signed written notice of election to convert specifying the number (in whole shares) of the shares of 8% Preferred Stock to be converted and the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued to the conversion agent for the 8% Preferred Stock appointed for such purpose by the Corporation (the "CONVERSION AGENT");

         (2) surrender the certificate representing such shares of 8% Preferred Stock to the Conversion Agent; and

         (3) furnish appropriate endorsement and transfer documents, in form satisfactory to the Corporation, duly executed by the holder or such holder's duly authorized attorney.

         The date on which the Holder satisfies all such requirements is the "CONVERSION DATE". As soon as practicable thereafter, the Corporation shall deliver through the Conversion Agent a certificate for the number of shares of Common Stock issuable upon such conversion and a check for any fractional shares of Common Stock. The person in whose name the certificate is registered or in whose name the shares of Common Stock are issued if other than the registered Holder of such shares of 8% Preferred Stock shall be treated as a shareholder of record of the Corporation on and after the Conversion Date.

         Upon surrender of a certificate representing shares of 8% Preferred Stock that is converted in part, the Corporation shall issue and the Conversion Agent shall authenticate for the Holder a new certificate representing shares of 8% Preferred Stock equal in number to the unconverted portion of the shares of 8% Preferred Stock surrendered.

         If the last day on which shares of 8% Preferred Stock may be converted is a Legal Holiday (as defined below) in a place where a Conversion Agent is located, the shares of 8% Preferred Stock may be surrendered to that Conversion Agent on the next succeeding day that is not a Legal Holiday.



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A "LEGAL HOLIDAY" is a Saturday, a Sunday, or a day on which banking institutions in the relevant jurisdiction are not required to be open.

Section 4.03 Corporation to Provide Stock.

         The Corporation shall at all times reserve and have available, free from preemptive rights, enough shares of Common Stock to permit the conversion of the shares of 8% Preferred Stock.

         Before taking any action that would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the shares of 8% Preferred Stock, the Corporation will take all corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

         All shares of Common Stock that may be issued upon conversion of the shares of 8% Preferred Stock shall be validly issued, fully paid and nonassessable.

Section 4.04  Adjustment for Change in Capital Stock.

         If the Corporation:

         (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

         (2) subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock;

         (3) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

         (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

         (5) issues by reclassification of its Common Stock any shares of its capital stock,

then the Conversion Price and the number of shares of Common Stock to be received immediately prior to such action shall be adjusted so that the Holder of shares of 8% Preferred Stock thereafter converted may receive the number of shares of capital stock of the Corporation that such Holder would have owned immediately following such action if such Holder had converted the shares of 8% Preferred Stock immediately prior to such action.

         The adjustment shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

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Section 4.05  Notice of Adjustment.

         Whenever the Conversion Price is adjusted, the Corporation shall promptly mail to stockholders of the 8% Preferred Stock a notice of the adjustment.

Section 4.06 Rights Upon Consolidation or Merger.

         If either of the following shall occur, namely:

         (1) any consolidation or merger to which the Corporation is party, other than a consolidation or merger in which corporation is a continuing corporation and that does not result in any reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock; or

         (2) any sale or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, then the Board shall, by resolution (a copy of which shall be filed with the Conversion Agent) adopted with respect thereto, provide (i) that the holder of each share of the 8% Preferred Stock then outstanding shall have the right to convert such share into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such share of the 8% Preferred Stock immediately prior to such reclassification, change, consolidation, merger, sale or conveyance, and (ii) that there be adjustments thereafter as nearly equivalent as may be practicable to the adjustments provided for in this
                  Section 4. The provisions of this Section shall similarly apply to successive reclassification, changes, consolidations, mergers, sales or conveyances.

Section 4.06 Corporation Determination Final.

         Any determination that the Corporation or the Board of Directors must make pursuant to Section 4 is conclusive.

Section 5. Status of Converted or Redeemed Shares.

         Upon any conversion or redemption of shares of 8% Preferred Stock, the shares of 8% Preferred Stock so converted or redeemed shall have the status of authorized and unissued shares of preferred stock, and the number of shares of preferred stock that the Corporation shall have authority to issue shall not be decreased by the conversion or redemption of shares of 8% Preferred Stock; provided, however, such converted or redeemed shares may not be reissued as shares of 8% Preferred Stock.



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Section 6. Voting Rights.

         Each share of shares of 8% Preferred Stock shall be entitled to one vote per share, voting together with the holders of the Common Stock, on all matters submitted to a vote of stockholders, in addition to any voting rights to which they may be entitled under the laws of the State of Delaware.

Section 6.01 Special Voting Rights.

         So long as any shares of the 8% Preferred Stock remain outstanding, the Corporation will not, either directly or indirectly or through merger or consolidation with any other corporation, without the affirmative vote of the holders of a majority of the 8% Preferred Stock then outstanding, amend, alter or repeal any of the provisions of the Certificate of Incorporation (including this resolution) so as to affect adversely the preferences, special rights or powers of the 8% Preferred Stock.

Section 7.  Redemption at Option of Corporation.

Section 7.01  Redemption.

         (a) General. The 8% Preferred Stock may be redeemed as a whole, or from time to time, in part, as follows:

                  (i) until 36 months from the date of issuance of such share of 8% Preferred Stock until , upon not less than thirty (30) nor more than sixty (60) days prior notice mailed to the holders of the 8% Preferred Stock to be redeemed, in cash at the a redemption price per share of 8% Preferred Stock of $7.20 effective on the date fixed for redemption (the "Redemption Date"). If less than all the outstanding 8% Preferred Stock are to be redeemed, the 8% Preferred Stock to be redeemed shall be selected by the Company and shall be either (i) selected by lot in such manner as the Company may determine, or (ii) a pro rata proportion of the 8% Preferred Stock of all holders; or

                  (ii) after 36 months from the date of issuance of such share of 8% Preferred Stock, upon not less than thirty (30) nor more than sixty (60) days prior notice mailed to the holders of the 8% Preferred Stock to be redeemed, in cash at the a redemption price per share of of 8% Preferred Stock of $6.00 effective on the date fixed for redemption (the "Redemption Date"). If less than all the outstanding 8% Preferred Stock are to be redeemed, the 8% Preferred Stock to be redeemed shall be selected by the Company and shall be either (i) selected by lot in such manner as the Company may determine, or (ii) a pro rata proportion of the 8% Preferred Stock of all holders.

         If a notice of redemption has been given pursuant to Section 7.01(b) and if, on or before the Redemption Date, the funds necessary for such redemption shall have been set aside by the Company, separate and apart from its other funds, for the pro rata benefit of the holders of the 8%


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Preferred Stock so called for redemption, then, notwithstanding that any certificates for such 8% Preferred Stock have not been surrendered for cancellation, on the close of business on the Redemption Date the holders of such 8% Preferred Stock shall cease to be securityholders with respect to such 8% Preferred Stock and shall have no interest in or claims against the Company by virtue thereof and shall have no voting or other rights with respect to such 8% Preferred Stock, except the right to receive the moneys payable upon such redemption, without interest thereon, upon surrender (and endorsement, if required by the Company) of their certificates, and the 8% Preferred Stock evidenced thereby shall no longer be outstanding. Subject to applicable escheat laws, any moneys so set aside by the Company and unclaimed at the end of two years from the redemption date shall revert to the general funds of the Company, after which reversion the holders of such 8% Preferred Stock so called for redemption shall look only to the general funds of the Company for the payment of the amounts payable upon such redemption. Any interest accrued on funds so deposited shall be paid to the Company from time to time.

         (b) Notice. Not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date, a notice shall be given by first class mail, postage prepaid, to the holders of record of the 8% Preferred Stock at their respective addresses as the same shall appear on the books of the Company, specifying the Redemption Date, and the place where certificates for 8% Preferred Stock are to be surrendered, but neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular holder shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any notice that was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice. Notwithstanding the foregoing, if notice of redemption has been given pursuant to this Section 7.01 and any holder of 8% Preferred Stock shall, prior to the close of business on the last business day preceding the redemption date, give written notice to the Company pursuant to Section
                  4.02 of the conversion of any or all of the 8% Preferred Stock to be redeemed that are held by such holder, accompanied by a certificate or certificates for such 8% Preferred Stock, duly endorsed or assigned to the Company, then such redemption shall not become effective as to such 8% Preferred Stock to be converted and such conversion shall become effective as provided in Section 4.02 hereof.

Section 8. Actions not Requiring Consent.

         No consent of the holders of the 8% Preferred Stock shall be required for (a) the creation of any indebtedness of any kind of the Corporation, (b) the creation, or increase or decrease in the amount, of any class or series of stock of the Corporation or (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.



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Section 9. Permitted Amendments.

         The Board reserves the right by subsequent amendment of this resolution from time to time to increase or decrease the number of shares that constitute the 8% Preferred Stock (but not below the number of shares thereof then outstanding) and in other respects to amend this resolution within the limitations provided by law, this resolution and the Certificate of Incorporation.

Section 10. No Preemptive Rights.

         The holders of shares of the 8% Preferred Stock shall have no preemptive rights, including preemptive rights with respect to any shares of capital stock or other securities of the Corporation convertible into or carrying rights or options to purchase any such shares.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be made under the seal of the Corporation and signed effective as of the day of the 30th day of August, 1999.

                                          PAWNMART, INC.

                                          By: /s/ Carson R. Thompson
                                              ----------------------
                                          Name:  Carson R. Thompson
                                          Title: Chief Executive Officer

ATTEST:

/s/ Rick R. Isbell
------------------
Name: Rick R. Isbell
Title: Secretary


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